Exhibit 99.1

              Waste Connections Reports First Quarter 2004 Results

    FOLSOM, Calif.--(BUSINESS WIRE)--April 21, 2004--Waste
Connections, Inc. (NYSE:WCN)


    -- Reports earnings per share of $0.53 and free cash flow of $29.5 million, or 19.8% of revenue
    -- First quarter revenue and net income increases 16.2% and 12.4%, respectively
    --  Reports internal growth of 2.9% price and 1.0% volume

    Waste Connections, Inc. (NYSE:WCN) today announced first quarter earnings of $0.53 per share on 33.5 million diluted shares, an increase of 8.2% over diluted earnings per share before a gain resulting from the cumulative effect of adopting SFAS No. 143 of $0.49 in the first quarter of 2003. Revenue for the first quarter of 2004 was $149.3 million, a 16.2% increase over revenue of $128.5 million in the first quarter of 2003. Operating income for the first quarter of 2004 was $35.2 million, a 6.0% increase over operating income of $33.2 million in the first quarter of 2003. Net income for the first quarter of 2004 was $16.2 million, a 12.4% increase over net income of $14.4 million before a gain resulting from the cumulative effect of adopting SFAS No. 143 in the first quarter of 2003.
    Ronald J. Mittelstaedt, Chairman and Chief Executive Officer, said, "We are very pleased with our first quarter performance. Internal growth was especially strong, and free cash flow reached a record level. The underlying performance of our business has been trending better than expected other than rising medical costs. We are seeing a pick up in business across all of our regions that suggest to us that conditions overall are improving, and we believe that the fundamentals are in place for the sequential margin improvement into the second quarter that we had previously expected."
    Waste Connections will be hosting a conference call related to first quarter earnings and the second outlook on April 22nd at 8:30 A.M. Eastern Time. The call will be broadcast live over the Internet at www.streetevents.com and through a link on our web site at www.wasteconnections.com. A playback of the call will be available at both of these sites.
    Waste Connections, Inc. is an integrated solid waste services company that provides solid waste collection, transfer, disposal and recycling services in mostly secondary markets in the Western and Southern U.S. The Company serves more than one million commercial, residential and industrial customers from a network of operations in 23 states. Waste Connections, Inc. was founded in September 1997 and is headquartered in Folsom, California. For more information, visit the Waste Connections web site at www.wasteconnections.com. Copies of financial literature, including this release, are available on the Waste Connections web site or through contacting us directly at (916) 608-8200.

    Certain statements contained in this press release are forward-looking in nature. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or comparable terminology, or by discussions of strategy. Waste Connections' business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) difficulties in making acquisitions, acquiring exclusive contracts and generating internal growth may cause Waste Connections' growth to be slower than expected; (2) Waste Connections' growth and future financial performance depend significantly on its ability to integrate acquired businesses into its organization and operations; (3) Waste Connections' acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (4) Waste Connections competes for acquisition candidates with other purchasers, some of which have greater financial resources than it does, and these other purchasers may be able to offer more favorable acquisition terms, thus limiting Waste Connections' ability to grow through acquisition; (5) timing of acquisitions may cause fluctuations in Waste Connections' quarterly results, which may cause its stock price to decline; (6) rapid growth may strain Waste Connections' management, operational, financial and other resources;
(7) Waste Connections may be unable to compete effectively with governmental service providers and larger and better capitalized companies, which may result in reduced revenues and lower profits; and
(8) Waste Connections may lose contracts through competitive bidding, early termination or governmental action, which would cause its revenues to decline. These risks and uncertainties, as well as others, are discussed in greater detail in Waste Connections' filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. There may be additional risks of which Waste Connections is not presently aware or that it currently believes are immaterial which could have an adverse impact on its business. Waste Connections makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.



                        WASTE CONNECTIONS, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
              THREE MONTHS ENDED MARCH 31, 2003 AND 2004
                              (Unaudited)
          (in thousands, except share and per share amounts)

                                                 Three months ended
                                                      March 31,
                                               -----------------------
                                                   2003        2004
                                               ----------- -----------
Revenues                                         $128,454    $149,258
Operating expenses:
     Cost of operations                            71,821      85,063
     Selling, general and administrative           12,881      15,595
     Depreciation and amortization                 10,580      13,443
                                               ----------- -----------
Operating income                                   33,172      35,157

Interest expense                                   (8,050)     (6,823)
Minority interests                                 (2,282)     (2,631)
Other income                                           38          76
                                               ----------- -----------
Income before income tax provision and
 cumulative effect of change
 in accounting principle                           22,878      25,779

Income tax provision                               (8,465)     (9,577)
                                               ----------- -----------
Income before cumulative effect of change in
   accounting principle                            14,413      16,202

Cumulative effect of change in accounting
   principle, net of tax expense of $166              282           -
                                               ----------- -----------

Net income                                        $14,695     $16,202
                                               =========== ===========

Basic earnings per common share:
   Income before cumulative effect of change in
    accounting principle                           $ 0.51      $ 0.56
   Cumulative effect of change in accounting
    principle                                        0.01           -
                                               ----------- -----------
   Net income per common share                      $0.52       $0.56
                                               =========== ===========

Diluted earnings per common share(a):
   Income before cumulative effect of change in
    accounting principle                           $ 0.49      $ 0.53
   Cumulative effect of change in accounting
    principle                                        0.01           -
                                               ----------- -----------
   Net income per common share                      $0.50       $0.53
                                               =========== ===========

Shares used in the per share calculations:
   Basic                                       28,080,260  28,856,746
                                               =========== ===========
   Diluted                                     32,656,498  33,456,468
                                               =========== ===========

Supplemental information:
Operating income before depreciation and
 amortization(b)                                    $43,752  $48,600

(a) Diluted earnings per share assumes conversion of the 5.5%
    Convertible Subordinated Notes due 2006. The interest expense related to these notes, net of tax effects, for the three months ended March 31, 2003 and 2004 was $1,476 and $1,476, respectively.

(b) A non-GAAP measure; see accompanying Non-GAAP Reconciliation
    Schedule.


                        WASTE CONNECTIONS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                              (Unaudited)
          (in thousands, except share and per share amounts)

                                               December 31,  March 31,
                                                   2003        2004
                                               ----------- -----------
ASSETS
Current assets:
 Cash and equivalents                              $5,276      $4,911
 Accounts receivable, less allowance for
  doubtful accounts of $2,570 and $2,440 at
  December 31, 2003 and March 31, 2004,
  respectively                                     72,474      70,049
 Prepaid expenses and other current assets         11,270      10,719
                                               ----------- -----------
  Total current assets                             89,020      85,679

Property and equipment, net                       613,225     620,257
Goodwill, net                                     590,054     599,713
Intangible assets, net                             64,784      69,012
Restricted cash                                    17,734      16,537
Other assets, net                                  21,135      20,418
                                               ----------- -----------
                                               $1,395,952  $1,411,616
                                               ----------- -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                 $38,682     $37,320
 Accrued liabilities                               31,920      35,866
 Deferred revenue                                  23,738      25,329
 Current portion of long-term debt and notes
  payable                                           9,740       9,674
                                               ----------- -----------
       Total current liabilities                  104,080     108,189

Long-term debt and notes payable                  601,891     580,770
Other long-term liabilities                         8,400       8,752
Deferred income taxes                             120,162     125,800
                                               ----------- -----------
      Total liabilities                           834,533     823,511

Commitments and contingencies
Minority interests                                 23,925      23,617

Stockholders' equity:
Preferred stock: $0.01 par value; 7,500,000
 shares authorized; none issued and
 outstanding                                            -           -
Common stock: $0.01 par value; 50,000,000
 shares authorized; 28,666,788 and 29,086,180
 shares issued and outstanding at December 31,
 2003 and March 31, 2004, respectively                287         291
Additional paid-in capital                        348,146     362,818
Deferred stock compensation                          (436)     (2,468)
Retained earnings                                 189,094     205,296
Accumulated other comprehensive income (loss)         403      (1,449)
                                               ----------- -----------
 Total stockholders' equity                       537,494     564,488
                                               ----------- -----------
                                               $1,395,952  $1,411,616
                                               ----------- -----------

                        WASTE CONNECTIONS, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
              THREE MONTHS ENDED MARCH 31, 2003 AND 2004
                              (Unaudited)
                        (Dollars in thousands)


                                                    Three months ended
                                                         March 31,
                                                     -----------------
                                                        2003     2004
                                                     -------- --------
Cash flows from operating activities:
Net income                                           $14,695  $16,202
Adjustments to reconcile net income to
 net cash provided by operating activities:
  Gain on disposal of assets                             (67)     (38)
  Depreciation                                        10,235   12,828
  Amortization of intangibles                            345      615
  Deferred income taxes                                4,232    5,495
  Minority interests                                   2,282    2,631
  Cumulative effect of change in accounting principle   (448)       -
  Amortization of debt issuance costs                    591      625
  Stock-based compensation                                55      200
  Interest income on restricted cash                     (24)     (70)
  Closure and post-closure accretion                     107      103
  Net change in operating assets and liabilities, net
   of acquisitions                                     4,167    9,298
                                                     -------- --------
Net cash provided by operating activities             36,170   47,889
                                                     -------- --------

Cash flows from investing activities:
  Payments for acquisitions, net of cash acquired     (3,573)  (6,081)
  Capital expenditures for property and equipment    (11,841) (15,628)
  Proceeds from disposal of assets                        89      184
  Net change in other assets                          (1,186)   1,326
                                                     -------- --------
Net cash used in investing activities                (16,511) (20,199)
                                                     -------- --------

Cash flows from financing activities:
     Proceeds from long-term debt                     11,500   21,500
     Principal payments on notes payable and long-
      term debt                                      (30,344) (56,963)
     Distributions to minority interest holders       (2,156)  (2,940)
     Proceeds from option and warrant exercises        2,086   10,585
     Debt issuance costs                                  (7)    (237)
                                                     -------- --------
Net cash used in financing activities                (18,921) (28,055)
                                                     -------- --------

Net increase (decrease) in cash and equivalents          738     (365)
Cash and equivalents at beginning of period            4,067    5,276
                                                     -------- --------
Cash and equivalents at end of period                 $4,805   $4,911
                                                     -------- --------

Non-cash financing activity:
Liabilities assumed and notes payable issued to
 sellers                                              $   -   $14,105

                         ADDITIONAL STATISTICS
                   THREE MONTHS ENDED MARCH 31, 2004
                        (Dollars in thousands)


Internal Growth

The following table reflects revenue growth for operations owned for at least 12 months:

    Price                                     2.9%
    Volume                                    1.0%
    Recycling                                 0.7%
                                      ------------
    Total                                     4.6%

Uneliminated Revenue Breakdown:

    Collection                         $113,483          66.4%
    Disposal and Transfer                49,995          29.2%
    Recycling and Other                   7,465           4.4%
                                     -----------    ----------
    Total                              $170,943         100.0%

    Inter-company elimination           $21,685

Days Sales Outstanding: 42.2

Internalization: 68.8%

Other Cash Flow Items:

    Cash Interest Paid: $3,861

    Cash Taxes Paid: $2,475

    Debt to Capitalization: 51.1%

    Total Debt divided by Total Debt plus Total Stockholders' Equity:
    ($580,770 + $9,674) / ($580,770 + $9,674 + $564,488) = 51.1%


                   NON-GAAP RECONCILIATION SCHEDULE
                        (Dollars in thousands)

Operating income before depreciation and amortization and free cash flow, each a non-GAAP financial measure, are provided supplementally because they are widely used by investors as valuation and financial performance measures in the solid waste industry. These measures should be used in conjunction with GAAP financial measures. Management uses operating income before depreciation and amortization and free cash flow as two of the principal measures to evaluate and monitor the ongoing financial performance of our operations. Other companies may calculate operating income before depreciation and amortization and free cash flow differently.

Operating income before depreciation and amortization reconciliation:

                               Three Months Ended  Three Months Ended
                               March 31, 2003          March 31, 2004
                               ------------------  ------------------
Operating income                         $33,172             $35,157
Depreciation and amortization             10,580              13,443
                               ------------------  ------------------
Operating income before
 depreciation and amortization           $43,752             $48,600
                               ------------------  ------------------

Operating income before
 depreciation and amortization
 as a % of revenues                         34.1%               32.6%

Free cash flow reconciliation:
                                                    Three Months Ended
                                                      March 31, 2004
                                                   -------------------
Net cash provided by operating activities                     $47,889
Plus: Proceeds from disposal of assets                            184
Less: Capital expenditures                                    (15,628)
Less: Distributions to minority interest holders               (2,940)
                                                   -------------------
Free cash flow                                                $29,505
                                                   -------------------
Free cash flow as a % of revenues                                19.8%



    CONTACT: Waste Connections, Inc.
             Worthing Jackman, 916-608-8266
             worthingj@wasteconnections.com